Exhibit 99.1

             AMAZON.COM AND TOYSRUS.COM ANNOUNCE STRATEGIC ALLIANCE
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          COMBINATION OF TOYS "R" US BRAND, MERCHANDISING AND MARKETING
             STRENGTH WITH AMAZON'S E-COMMERCE BRAND, EXPERTISE AND
                            DISTRIBUTION CAPABILITY
                  WILL CREATE BEST ONLINE TOY-BUYING EXPERIENCE

NEW YORK-AUGUST 10, 2000-Leading online retailer Amazon.com (www.amazon.com) (Nasdaq: AMZN), and Toysrus.com (www.toysrus.com), the premier retailer of children's products on the Internet, today announced a strategic alliance to create a co-branded toy and video games store. Expected to launch in Fall 2000, the new online store will combine the strengths of the two e-tailers' existing stores, bringing customers the best toy-buying experience available online. Amazon.com and Toysrus.com have also agreed to launch a co-branded baby products store, in the first half of 2001.

The two companies have entered into a strategic alliance under which each company will assume responsibility for specific aspects of the toy and video games and baby products stores. Toysrus.com, in collaboration with its majority shareholder, Toys "R" Us, Inc., (NYSE: TOY), will identify, buy and manage inventory; Amazon.com will handle site development, order fulfillment, and customer service, housing both Toysrus.com's and its own inventory in Amazon.com's U.S. distribution centers. The agreement also allows for global expansion of the arrangement.

Under the terms of the 10-year agreement, Amazon.com will be compensated through a combination of periodic fixed payments, per unit payments and single-digit percentage of revenue. Amazon.com will also receive warrants entitling it to acquire 5 percent of Toysrus.com. All parties, including Toys "R" Us, Inc., will market the co-branded store to their respective customers.

A MILESTONE IN ONLINE RETAILING BENEFITING SHOPPERS

Marking a milestone in online shopping, the Toysrus.com and Amazon.com alliance is designed to maximize operating efficiencies and provide meaningful benefits to consumers. The alliance brings together the highly complementary strengths of two leading brands and premier retailers - one in brick-and-mortar retailing, one in e-commerce - to create a better shopping experience.

"This is a huge win for our customers," said Jeff Bezos, Amazon.com founder and CEO. "Our existing toys and games business has grown rapidly because customers appreciate our passionate focus on selection and customer experience. By joining with Toys "R" Us, we're bringing customers an even greater and more diverse product selection and teaming up with the world's leading resource for toys, games and baby products."

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"Amazon.com is widely regarded as the gold standard in online retailing, and we are thrilled to deliver to our customers the enormous benefits we know this alliance will bring. The strength of the Toys "R" Us brand and our merchandising expertise combined with Amazon's unbeatable Internet savvy will create an online presence second to none," said John Eyler, CEO of Toys "R" Us, Inc. "Together, we will be the global leader for toys and children's and babies' products on the Internet."

John Barbour, CEO and president of Toysrus.com, added his endorsement, noting, "This relationship truly embraces the best of both businesses and will take our business to a totally new level. We look forward to working with Amazon.com to create the world's best online toy, children's and baby store."

ABOUT TOYSRUS.COM

Toysrus.com is a leading global Internet retailer for toys and children's products. Toysrus.com, an affiliate of Toys "R" Us, Inc., combines one of the world's most recognizable brands with unparalleled expertise in the toy and children's industry. Earlier this year, Softbank, the No. 1 Internet investor in the world, became a minority partner of Toysrus.com. In July, Toysrus.com launched Babiesrus.com, an online e-resource partnership with the No. 1 juvenile retailer in the world, Babies "R" Us. According to Media Metrix, in 1999 Toysrus.com became one of the fastest-growing e-commerce sites on the Internet and continues to consistently be ranked as the No. 1 online toy site in visitor traffic (Media Metrix, May 2000).

ABOUT TOYS "R" US

Toys "R" Us--The world's leading resource for kids, families and fun currently operates 1,552 stores; 707 toy stores in the United States, 469 international toy stores, including franchise stores, 201 Kids "R" Us children's clothing stores, 137 Babies "R" Us stores and 38 Imaginarium stores. The company also sells merchandise through its Internet sites at http://www.toysrus.com, http://www.babiesrus.com and http://www.imaginarium.com and through mail order catalogs.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Such statements should be considered as subject to risks and uncertainties that exist in the company's operations and business environment that could render actual outcomes and results materially different than predicted. Factors that could constitute risks are set forth in documents filed by the company with the Securities and Exchange Commission.

ABOUT AMAZON.COM

Amazon.com (Amazon.com, Inc., and its subsidiaries) is the Internet's No. 1 music, No. 1 DVD and video, and No. 1 book retailer. Amazon.com (Nasdaq: AMZN) opened its virtual doors on the World Wide Web in July 1995 and today offers Earth's Biggest Selection, along with online auctions and free electronic greeting cards. Amazon.com seeks to be the world's most customer-centric company, where customers can find and discover anything they might want to buy online. Amazon.com lists more than 18 million unique items in categories including books, CDs, toys, electronics, videos, DVDs, tools and hardware, lawn and patio items, kitchen products, software, and video games. Through Amazon.com zShops, any business or individual can sell virtually anything to Amazon.com's more than 23 million customers, and with Amazon.com Payments, sellers can accept credit card transactions, avoiding the hassles of offline payments. The company also participates in sothebys.amazon.com, the leading auction site for guaranteed art, jewelry and collectibles, at www.sothebys.amazon.com.

Amazon.com operates two international Web sites: www.amazon.co.uk and www.amazon.de. It also operates the Internet Movie Database (www.imdb.com), the Web's comprehensive and authoritative source of information on more than 220,000 movies and entertainment programs and 800,000 cast and crew members dating from the birth of film in 1892 to 2003.

Amazon Anywhere is the leader in mobile e-commerce, providing access from anywhere in the world to Amazon.com, Amazon.co.uk and Amazon.de on personal digital assistants (PDAs) and through handheld wireless Internet devices that use HDML or the Wireless Application Protocol.

Amazon.com has invested in leading Internet retailers that are improving the lives of customers by making shopping easier and more convenient:
Greenlight.com, the only company that offers car buyers the control of auto purchasing online with ongoing service and support from local dealerships, at www.greenlight.com; living.com, the leading online home products and services retailer, at www.living.com; drugstore.com, an online retail and information source for health, beauty, wellness, personal care and pharmacy, at www.drugstore.com; Pets.com, the online leader for pet products, expert information, and services, at www.pets.com; HomeGrocer.com, the first fully integrated Internet grocery-shopping and home-delivery service-with operations in Seattle; Portland, Oregon; and Southern California-at www.homegrocer.com; Gear.com, which offers brand-name sporting goods at prices from 20 to 90 percent off retail, at www.gear.com; Ashford.com, the leading Internet retailer of luxury and premium products and the Web's No. 1 retailer of watches and jewelry, at www.ashford.com; Audible, Inc., the leader in Internet-delivered spoken audio for PC-based listening or playback on AudibleReady portable digital audio devices, at www.audible.com; eZiba.com, a leading online retailer of handcrafted products from around the world, at www.eziba.com; and WineShopper.com, the San Francisco- and Napa-based Internet start-up that will ultimately offer consumers online access to the largest selection of wines available anywhere, at www.wineshopper.com.

Amazon.com also has a minority interest in WeddingChannel.com, which brings together leading retailers with gift registry, expert advice and personalized gift suggestions to help everyone give and receive the right wedding gifts, at www.weddingchannel.com; NextCard, Inc., considered the industry's leading issuer of consumer credit on the Internet, at www.nextcard.com; and Kozmo.com, the world's leading "e-mmediate" Internet-to-door delivery service, at www.kozmo.com.

This announcement contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary from these forward-looking statements for a variety of reasons, including, among others, difficulties encountered by Amazon.com, Toys "R" Us and Toysrus.com in implementing their relationship and successfully coordinating their respective operations, the failure of any of the parties to the strategic alliance to perform in accordance with their obligations under their agreements or the expectations of the other parties, fluctuations in the value of securities issuable under the Toysrus.com warrants, Amazon.com's limited operating history, anticipated losses, significant amount of indebtedness, unpredictability of future revenues, potential fluctuations in quarterly operating results, seasonality, consumer trends, competition, risk of distribution center expansion, risks related to fourth quarter performance, risks of system interruption, management of potential growth, inventory risks, risks related to auction and zShops services, risks related to fraud and Amazon.com Payments, and risks of new business areas, international expansion, business combinations, strategic alliances, and the Amazon.com Commerce Network. More information about factors that potentially could affect Amazon.com's financial results is included in Amazon.com's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 1999, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, and June 30, 2000.

Contact Information:

Toys "R" Us

Rebecca Caruso or Susan McLaughlin
(201) 599-8090

Amazon.com
Media Relations
(206) 266-7180